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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2000


                     UNITED COMPANIES FINANCIAL CORPORATION
                    (Exact name as specified in its charter)

         Louisiana                        1-7067                  71-0430414
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)



Twelve United Plaza, 8549 United Plaza Boulevard
Baton Rouge Louisiana                                                70809
------------------------------------------------                    -------
(Address of principal executive offices)                            ZipCode

Registrant's telephone number, including area code             (504) 987-0000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         The Registrant files herewith the exhibit listed in Item 7(C) below.

Item 7(c). Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99 Audited consolidated financial statements as of December 31, 1999 and 1998, and for each of the three years in the period then ended, together with the notes thereto and the independent auditor's report thereon, for United Companies Financial Corporation.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED COMPANIES FINANCIAL CORPORATION
                                          (Registrant)


Date: September 6, 2000                   By:   /s/ Rebecca A. Roof
                                              ----------------------------------
                                              Rebecca A. Roof
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
  NO.      DESCRIPTION
-------    -----------
99         Audited consolidated financial statements as of December 31, 1999 and
           1998, and for each of the three years in the period then ended, together with the notes thereto and the independent auditor's report thereon, for United Companies Financial Corporation.